Net Loss Per Common Share	9 Months Ended
Sep. 30, 2011
Net Loss Per Common Share [Abstract]
Net Loss Per Common Share

Note 11 – Net Loss Per Common Share

During the periods presented, we had securities, mainly stock options and warrants, which could potentially dilute basic earnings per share in the future, but were excluded from the computation of diluted net loss per share, as their effect are anti-dilutive. Per share data is based on the weighted average number of shares outstanding.